UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (or Date of Earliest Event Reported): February 1, 2005



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

                 TEXAS                     1-8754                 74-2073055
    (State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                       Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 874-2700
                         (Registrant's telephone number)


                                 Not Applicable
          (Former Name or former address, if changed since last report)

Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

On February 1, 2005, Swift Energy Company issued a press release announcing, among other things, its fourth quarter and fiscal year 2004 operating results with year-end 2004 reserves estimates. The press release is attached to this report as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure
           ------------------------

On February 1, 2005, Swift Energy Company announced its 2005 capital budget in a press release. The press release is attached to this report as Exhibit 99.1.

The information furnished under Items 2.02 and 7.01 of this current report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any reigstration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


Item. 9.01  Financial Statement and Exhibits
            --------------------------------

(c) Exhibit. The following exhibit is filed with this report on Form 8-K:

     Exhibit No.           Exhibit Description
     -----------           -------------------

       99.1           Swift Energy Company press release dated November 1, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2005

                                         Swift Energy Company


                                         By:/s/ Alton D. Heckaman, Jr.
                                            ------------------------------
                                            Alton D. Heckaman, Jr.
                                            Executive Vice President Finance &
                                            Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.        Description

99                 Press Release of Swift Energy Company dated February 1, 2005